Motley Fool Small-Cap Growth ETF
Schedule of Investments
November 30, 2024 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Aerospace & Defense - 9.9%
Axon Enterprise, Inc. (a)	8,295	$5,366,533
Hexcel Corp.	25,988	1,647,380
Leonardo DRS, Inc. (a)	88,761	3,086,220
		10,100,133

Air Freight & Logistics - 3.6%
GXO Logistics, Inc. (a)(b)	60,932	3,706,494

Automobile Components - 2.5%
Fox Factory Holding Corp. (a)	1,190	38,651
Gentex Corp.	82,368	2,517,166
		2,555,817

Banks - 2.9%
Live Oak Bancshares, Inc. (b)	62,581	2,966,339

Biotechnology - 2.7%
Ultragenyx Pharmaceutical, Inc. (a)	57,872	2,756,443

Building Products - 2.2%
Trex Co., Inc. (a)	30,414	2,281,962

Capital Markets - 3.6%
StoneX Group, Inc. (a)	35,399	3,673,000

Electronic Equipment, Instruments & Components - 2.2%
IPG Photonics Corp. (a)(b)	28,693	2,239,202

Financial Services - 5.1%
Toast, Inc. - Class A (a)	119,280	5,193,451

Ground Transportation - 5.2%
Landstar System, Inc.	8,145	1,514,319
RXO, Inc. (a)(b)	125,168	3,773,815
		5,288,134

Health Care Equipment & Supplies - 13.0%
Globus Medical, Inc. - Class A (a)(b)	56,215	4,812,566
Inari Medical, Inc. (a)(b)	61,425	3,189,186
Penumbra, Inc. (a)(b)	10,795	2,635,276
UFP Technologies, Inc. (a)(b)	8,400	2,712,528
		13,349,556

Health Care Providers & Services - 3.5%
HealthEquity, Inc. (a)(b)	34,821	3,535,724

Health Care Technology - 0.0%(c)
Certara, Inc. (a)	2,768	31,029

Industrial REITs - 2.0%
STAG Industrial, Inc. (b)	55,798	2,052,808

Insurance - 4.2%
Goosehead Insurance, Inc. - Class A (a)(b)	34,084	4,298,674

Oil, Gas & Consumable Fuels - 3.0%
Northern Oil & Gas, Inc. (b)	69,873	3,038,777

Personal Care Products - 2.4%
BellRing Brands, Inc. (a)	31,500	2,471,490

Semiconductors & Semiconductor Equipment - 3.0%
SiTime Corp. (a)(b)	14,595	3,099,686

Software - 19.3%
Alarm.com Holdings, Inc. (a)	61,267	3,990,932
DoubleVerify Holdings, Inc. (a)	57,856	1,176,213
LiveRamp Holdings, Inc. (a)	92,929	2,821,325
nCino, Inc. (a)(b)	57,572	2,417,448
Q2 Holdings, Inc. (a)	36,400	3,812,536
QXO, Inc.	109,369	1,819,900
Smartsheet, Inc. - Class A (a)(b)	65,466	3,662,823
		19,701,177

Textiles, Apparel & Luxury Goods - 1.5%
Crocs, Inc. (a)(b)	14,056	1,484,314

Trading Companies & Distributors - 7.0%
Herc Holdings, Inc.	15,588	3,616,416
Watsco, Inc. (b)	6,495	3,582,642
		7,199,058
TOTAL COMMON STOCKS (Cost $75,097,520)		101,023,268

SHORT-TERM INVESTMENTS - 36.3%		Value
Investments Purchased with Proceeds from Securities Lending - 36.3%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.93% (d)	37,102,237	37,102,237
TOTAL SHORT-TERM INVESTMENTS (Cost $37,102,237)		37,102,237

TOTAL INVESTMENTS - 135.1% (Cost $112,199,757)		138,125,505
Liabilities in Excess of Other Assets - (35.1)%		(35,834,544)
TOTAL NET ASSETS - 100.0%		$102,290,961
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

REIT - Real Estate Investment Trust

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of November 30, 2024. The total market value of these securities was $36,326,410 which represented 35.5% of net assets.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

Motley Fool Small-Cap Growth ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$101,023,268	$–	$–	$101,023,268
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	37,102,237
Total Investments	$101,023,268	$–	$–	$138,125,505

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $37,102,237 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.